EXHIBIT 32.2

CERTIFICATION OF

PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the accompanying Quarterly Report on Form 10-Q of MediciNova, Inc. for the period ended March 31, 2006 (the “Report”), I, Shintaro Asako, Vice President, Accounting and Administration of MediciNova, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of MediciNova, Inc. at the dates and for the periods indicated.

This certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date: May 10, 2006

By:	/S/ SHINTARO ASAKO
Shintaro Asako Vice President, Accounting and Administration (Principal Accounting Officer)